SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 28, 2005

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, Texas 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 28, 2005, our management held a quarterly-earnings call to discuss our second quarter 2005 financial results, the transcript of which is attached to this Form 8-K as Exhibit 99.1. We are furnishing the text of this call pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that we choose to disclose solely because of Regulation FD.

We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Certain expectations and projections regarding our future performance referenced in this transcript are forward-looking statements. These expectations and projections are based on currently available competitive, financial, and economic data, along with our operating plans, and are subject to future events and uncertainties. Among the events and uncertainties which could adversely affect future periods are inability to establish or maintain relationships with physicians and hospitals, healthcare regulatory developments that prevent certain transactions with healthcare professionals or facilities, inability of healthcare providers to obtain reimbursement for use of our current or future products, inability to effectively or efficiently integrate HealthTronics and Prime Medical, competition or technological change that impacts the market for our products, and difficulty in managing our growth. We caution readers that in addition to the above cautionary statements, all forward-looking statements contained herein should be read in conjunction with our SEC filings, including the risk factors described therein, and other public announcements.

Item 9.01 Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC.
(Registrant)

Dated: July 29, 2005	By:	/s/ James S.B. Whittenburg
	Name:	James S.B. Whittenburg
	Title:	Senior Vice President – Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript.